Exhibit 99.1

TCF Financial Corporation

Investing in the Future

1.)                                  Corporate Profile

At March 31, 2003

•                              $12.1 billion financial holding company headquartered in Minnesota;  37th largest(1) public bank in the U.S. based on market cap

•                              392 bank branches, including 241 full-service supermarket branches (4th largest in U.S.)

•                              1,167 EXPRESS TELLER® ATMs, 715 off-site

•                              1.4 million checking accounts

•                              1.4 million TCF Express Cards (11th largest U.S. Visa debit card issuer ranked by sales volume(2))

(1)          Source: Thomson Financial/Carson

(2)          Source: Visa, at December 31, 2002

2.)                                  Corporate Profile

At March 31, 2003

•                              Bank branches located in six states

Traditional	151	Colorado	15
Supermarket	241	Illinois	188
Total	392	Michigan	53
		Minnesota	96
		Wisconsin	35
		Indiana	5

3.)                                  What Makes TCF® Different

•                              Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services (open seven days a week, 363 days/year, traditional and supermarket branches, TCF EXPRESS TELLER® ATMs, TCF Express Cards, phone banking, Internet banking, etc.).

•                              De Novo Expansion

TCF is increasing its market share through de novo expansion; starting new businesses, opening new branches and offering new products and services.

4.)                                  What Makes TCF® Different

•                              Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing at double digit rates, contributing a significantly high percentage of TCF’s profits.

•                              Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•                              Stock Buy-Back

TCF has purchased 22.4 million shares since 1/1/98 at an average cost of $32.05 per share.  These purchases contributed to TCF’s diluted EPS growth of +93% over the past five years.

5.)                                  Share Repurchase Program

	Shares purchased per quarter
(000s)	1998	1999	2000	2001	2002	2003

First Quarter	1,127	1,738	2,396	1,562	479	757
Second Quarter	2,121	670	465	751	1,493	—
Third Quarter	2,370	600	105	1,297	632	—
Fourth Quarter	1,931	1,084	278	60	504	—

Total	7,549	4,092	3,244	3,670	3,108	757

Average price:	$27.94	$25.93	$22.76	$40.34	$47.62	$41.72

Since 1/1/98:
Shares	22.4 million
Average Cost	$ 32.05 per share
Investment	$ 718.5 million
Value @ 3/31/03	$ 897.7 million

6.)                                  Commercial Lending +7%*

	12/99	12/00	12/01	12/02	3/03
	($ millions)

Commercial Real Estate	$1,073.5	$1,371.9	$1,622.5	$1,835.8	$1,858.1
Commercial Business	$351.4	$410.4	$422.4	$440.1	$446.9

Total	$1,425	$1,782	$2,045	$2,276	$2,305

*                                         Twelve-month growth rate

7.)                                  Commercial Loans

At March 31, 2003

•                              Commercial real estate — $1,858 million

•                          26% apartment loans

•                          22% office building loans

•                          8% hotel loans

•                                      Commercial business — $447 million

•                                      Yield 5.82%

•                                      Over-30-day delinquency rate .05%

•                                      2003 net recoveries .01% (annualized); 2002 net charge-offs .37%

•                                      Approximately 98% of all commercial loans secured

•                                      CRE location mix: 88% Midwest, 12% Other

•                                      CRE portfolio: 15% fixed, 38% variable, 47% ARM

8.)                                  Consumer Home Equity Lending +23%*

Loan-to-value	12/99	12/00	12/01	12/02	3/03
	($ millions)

80% or less	$932.7	$971.7	$1,178.8	$1,488.5	$1,575.9
Over 80-90%	$570.6	$648.2	$802.1	$1,028.2	$1,096.3
Over 90-100%	$398.9	$486.5	$396.3	$385.0	$369.5
Over 100%	$56.5	$45.6	$66.6	$53.9	$48.9

Total	$1,959	$2,152	$2,444	$2,956	$3,091

Portion of loan >90% of property value is $48.9 million

*                                         Twelve-month growth rate

9.)                                  Consumer Home Equity Loans

At March 31, 2003

•                                      Consumer home equity loans and lines of credit 62% variable rate (prime based) and 38% fixed rate

•                                      69% are closed-end loans, 31% lines of credit

•                                      Yield 6.84%

•                                      Over-30-day delinquency rate .57%

•                                      2003 net charge-offs .13% (annualized); 2002 net charge-offs .18%

•                                      Current average loan-to-value 73%

•                                      Average FICO score 707

10.)                           Leasing and Equipment Finance +8%*

	12/99	12/00	12/01	12/02	3/03
	($ millions)

Leasing and Equipment Finance	$493	$856	$957	$1,039	$1,043

*                                         Twelve-month growth rate

11.)                           Leasing and Equipment Finance

At March 31, 2003

•                                      Equipment type - $1,043 million

•                          26% technology and data processing

•                          24% manufacturing and construction

•                          15% specialty vehicle

•                          10% trucks and trailers

•                                      Uninstalled backlog of $143.5 million; up $2.7 million from year-end 2002

•                                      Over-30-day delinquency rate 1.01%

•                                      2003 net charge-offs .37% (annualized); 2002 net charge-offs .80%

12.)                           Mortgage Banking

	12/99	12/00	12/01	12/02	3/03
	($ millions)

Third Party Servicing Portfolio	$2,092	$3,971	$4,679	$5,576	$5,431
MSR Asset, Net	$22.6	$40.1	$58.3	$62.6	$53.0

MSR/Servicing:	.78%	1.01%	1.25%	1.12%	.97%

13.)                           Mortgage Banking

At March 31, 2003

•                                      Total loans serviced - $5.4 billion

•                                      Weighted average note rate of 6.50%

•                                      Average servicing fee of 33 bps

•                                      MSR as a multiple of fees - 3.0x

•                                      Over 30-day delinquency rate - 1.5%

•                                      Amortization and impairment - $17.3 million

•                                      Servicing income and loan sale gains - $16.1 million

•                                      118 retail lenders in Minnesota, Michigan, Illinois and Wisconsin

14.)                           Allowance for Loan & Lease Losses

	12/99	12/00	12/01	12/02	3/03
	($ millions)

Allowance for Loan & Lease Losses	$55.8	$66.7	$75.0	$77.0	$77.8
Net Charge-offs (NCO)	$26.4	$3.9	$12.5	$20.0	$1.9

As a % of Loans & Leases:
Allowance	.71%	.78%	.91%	.95%	.97%
NCO	.35%	.05%	.15%	.25%	.09	%*

*                                         Annualized

15.)                           Delinquencies (over 30-day)*

	12/99	12/00	12/01	12/02	3/03
	($ millions)

Delinquencies	$33.1	$58.9	$46.8	$46.3	$39.3

Delinquencies (percent)	.42%	.69%	.57%	.57%	.49%

*                                         Excludes non-accrual loans and leases

16.)                           Non-Performing Assets

	12/99	12/00	12/01	12/02	3/03
	($ millions)

Non-Accrual Loans and Leases	$24.1	$35.2	$52.0	$43.6	$41.0
Real Estate Owned	$10.9	$10.9	$14.6	$26.6	$26.5
Total	$35.0	$46.1	$66.6	$70.2	$67.5

Reserves/NAs:	232%	189%	144%	176%	190%
NPAs/Assets:	.33%	.41%	.59%	.58%	.56%

17.)                           Net Charge-offs

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$9.3	$—	$0.9	$8.7	$1.9
Second Quarter	$6.8	$1.2	$3.9	$5.0	$—
Third Quarter	$7.3	$0.7	$2.1	$3.1	$—
Fourth Quarter	$3.0	$2.0	$5.6	$3.2	$—

Total	$26.4	$3.9	$12.5	$20.0	$1.9

NCOs/Avg. Loans & Leases (annualized):	.35%	.05%	.15%	.25%	.09%

18.)                           Credit Quality

At March 31, 2003

•                                      Net charge-offs to average loans and leases ..09% (annualized); 6th best* in 2002; 3rd best* in 2001

•                                      Non-performing assets to net loans and leases ..85%

•                                      Over-30-day delinquency rate .49%

Commercial	.05%
Consumer	.58%
Leasing & equipment finance	1.01%
Residential real estate	61%

*                                         Source: Keefe, Bruyette & Woods, Inc. (fifty largest banks)

19.)                           Retail Distribution Growth

	12/97	12/98	12/99	12/00	12/01	12/02	3/03
	(# of branches)

Branches	221	311	338	352	375	395	392

Branch Openings:	19	106	35	25	27	27	3

Anticipate opening an additional 21 new branches during the remainder 2003.

20.)                           De Novo Branch Expansion

	1998	1999	2000	2001	2002	2003	2003 Plan
	(# of new branches opened)

Supermarket	99	34	22	21	15	3	6
Traditional	7	1	3	6	12	—	18
Total	106	35	25	27	27	3	24

TCF currently has new branches under development in each of its markets.

21.)                           Checking Accounts +6%*

	12/99	12/00	12/01	12/02	3/03
	(000s)

Supermarket Branches	351	428	511	565	578
Traditional Branches	681	703	738	773	781

Total	1,032	1,131	1,249	1,338	1,359

*                                         Twelve-month growth rate

22.)                           Fee Revenue Per Retail Checking Account

	1999	2000	2001	2002	3/03*
	(In Dollars)

Fee Revenue per Retail Checking Account	$168	$190	$209	$218	$213

*                                         Trailing twelve months

23.)                           Retail Checking Deposits +12%*

	12/99	12/00	12/01	12/02	3/03
	($ millions)

Supermarket Branches	$354	$475	$591	$695	$778
Traditional Branches	$1,387	$1,535	$1,715	$1,903	$2,005

Total	$1,741	$2,010	$2,306	$2,598	$2,783

Average Rate:	.21%	.20%	.07%	.04%	.02%

*                                         Twelve-month growth rate

24.)                           Retail Savings and Money Market Deposits +20%*

	12/99	12/00	12/01	12/02	3/03
	($ millions)

Money Market	$656.3	$794.2	$879.9	$791.3	$795.7
Savings	$1,039.0	$964.3	$1,113.4	$1,794.6	$1,867.1

Total	$1,695	$1,758	$1,993	$2,586	$2,663

Average Rate:	1.70%	2.29%	.81%	.78%	.65%

*                                         Twelve-month growth rate

25.)                           Banking Fees and Other Revenue(1) +13%*

	12/99	12/00	12/01	12/02	3/03
	($ millions)

Total	$220	$257	$293	$333	$81

(1)                                  Consisting of fees and service charges, debit card revenue, ATM revenue, and investments and insurance commissions.

*                                         YTD growth rate (‘03 vs. ‘02)

26.)                           Supermarket Branch Growth +2%*

	12/97	12/98	12/99	12/00	12/01	12/02	3/03
	(#)

Supermarket Branches	63	160	195	213	234	244	241

Branch Openings:	15	99	34	22	21	15	3

*                                         Twelve-month growth rate

27.)                           Supermarket Deposit Growth +17%*

	12/99	12/00	12/01	12/02	3/03
	($ millions)

Deposits	$826	$1,074	$1,213	$1,518	$1,616

Average Rate:	2.24%	2.73%	1.23%	.90%	.73%

*                                         Twelve-month growth rate

28.)                           Supermarket Checking Accounts +8%*

	12/99	12/00	12/01	12/02	3/03
	(000s)

Checking Accounts	351	428	511	565	578

*                                         Twelve-month growth rate

29.)                           Supermarket Fee Income Growth +15%*

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$17.4	$23.3	$29.6	$33.3	$38.4
Second Quarter	$21.6	$28.5	$35.1	$41.3	$—
Third Quarter	$23.1	$30.0	$35.3	$42.2	$—
Fourth Quarter	$24.6	$30.2	$36.7	$43.4	$—

Total	$87	$112	$137	$160	$38

*                                         YTD growth rate (‘03 vs. ‘02)

30.)                           Supermarket Consumer Loans +17%*

	12/99	12/00	12/01	12/02	3/03
	($ millions)

Consumer Loans	$193	$233	$305	$369	$376

*                                         Twelve-month growth rate

31.)                           Retail Model - Net Income*

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	($ 000s)

Supermarket Branch	$(185)	$(32)	$39	$111	$115	$170	$227	$262	$307	$345
Traditional Branch	$(378)	$(119)	$58	$247	$337	$457	$550	$605	$692	$767

Capital Expenditure:	$250,000 Supermarket branch
$2.5 million Traditional branch

*                                         Includes consumer lending

32.)                           TCF Express Card Interchange Revenue +28%*

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$3.5	$6.0	$8.1	$10.1	$12.9
Second Quarter	$4.8	$7.1	$9.3	$11.5	$—
Third Quarter	$5.3	$7.5	$10.1	$11.8	$—
Fourth Quarter	$5.9	$8.1	$10.1	$12.8	$—

Total	$19.5	$28.7	$37.6	$46.2	$12.9

Cards (000s):	929	1,057	1,196	1,381	1,421

*                                         YTD growth rate (‘03 vs. ‘02)

33.)                           Small Business Checking Deposits +29%*

	12/99	12/00	12/01	12/02	3/03
	($ 000s)

Small Business Checking Deposits	$196	$255	$337	$436	$446

*                                         Twelve-month growth rate

34.)                           Small Business Checking Accounts

At March 31, 2003

•                                          Relationship banking offering multiple product lines to business owners

•                                          $446 million in 0% interest checking account deposits

•                                          Small business loans up to $50,000; small business administration loans up to $150,000; home equity loans up to $500,000

•                                          Commercial Insurance — property coverage, liability, workers compensation, health benefits

•                                          Other services — payroll services, merchant processing, brokerage accounts

•                                          39,700 activated small business TCF Express Cards

35.)                           Internet Banking Accounts +56%*

	12/00	12/01	12/02	3/03
	(000s)

Internet Banking Accounts	30	143	255	287

*                                         Twelve-month growth rate

36.)                           Campus Banking

At March 31, 2003

•                                          Alliances formed with:

•                  University of Minnesota

•                  University of Michigan

•                  St. Cloud State University in MN

•                  Northern Illinois University - Dekalb

•                  Saginaw Valley State University in MI

•                                          Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                                          66,500 total checking accounts

•                                          $81.3 million in deposits

37.)                           New Businesses

•                                          Discount Brokerage

•                                          De novo, launched June 2001

•                                          Cross selling and account growth opportunities

•                                          Expanded fee income generation

•                                          TCF Express CoinSM Service coin counters

•                                          TCF Command ProtectionSM Plan

•                                          Monthly payments

•                                          Another source of fee revenue

•                                          Investments and Insurance Products

•                                          “Future Generations” life insurance product

•                                          Putnam CollegeAdvantage Plan

•                              Check Cashing

38.)                           Diluted EPS Growth +11%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003
	(In Dollars)

Total	$0.86	$1.20	$1.69	$1.76	$2.00	$2.35	$2.70	$3.15	$0.83

*                                         YTD growth rate (‘03 vs. ‘02)

39.)                           Dividend History +13%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003
	(In Dollars)

Dividends Paid	$0.30	$0.36	$0.47	$0.61	$0.73	$0.83	$1.00	$1.15	$1.30	(1)

10-year compounded annual growth rate 21%

*                                         Annual growth rate (‘03 vs. ‘02)

(1)                                  Annualized, subject to Board of Directors approval

40.)                           Net Income +7%*

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$37.3	$40.7	$48.2	$56.3	$60.1
Second Quarter	$41.0	$46.7	$52.0	$58.0	$—
Third Quarter	$42.8	$46.7	$52.9	$58.9	$—
Fourth Quarter	$45.0	$52.2	$54.2	$59.8	$—

Total	$166	$186	$207	$233	$60

*                                         YTD growth rate (‘03 vs. ‘02)

41.)                           Net Interest Income

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$104.8	$106.8	$113.8	$124.5	$122.4
Second Quarter	$106.7	$110.2	$119.3	$124.3	$—
Third Quarter	$106.6	$110.7	$122.4	$123.8	$—
Fourth Quarter	$106.1	$110.8	$125.7	$126.6	$—

Total	$424	$439	$481	$499	$122

Net Interest Margin:	4.47%	4.35%	4.51%	4.71%	4.45%

42.)                           Interest Rate Risk Management

Cumulative One Year Gap	3/02	6/02	9/02	12/02	3/03
	($ millions)

Adjusted Gap	$706	$873	$1,333	$1,110	$834

Adjusted Gap %	6.3%	7.6%	11.1%	9.1%	6.9%

43.)                           MBS and Residential Portfolios

Average Balance	3/02	6/02	9/02	12/02	3/03
	($ millions)

MBS portfolio balance	$1,513	$1,774	$1,935	$2,288	$2,341
Residential portfolio balance	2,600	2,350	2,126	1,845	1,680
Total	$4,113	$4,124	$4,061	$4,133	$4,021

44.)                           Financial Highlights

	First Quarter
($ millions, except per-share data)	2003	2002	Change
Net Interest Income	$122.4	$124.5	(2)%
Fees & Other Revenue:
Banking	81.3	71.7	13%
Other	15.2	23.2	(34)%
Total Fees and Other Revenue	96.5	94.9	2%
Top-Line Revenue	218.9	219.4	(.2)%
Gains on sales of securities available for sale	21.1	6.0	N.M.
Gains (losses) on termination of debt	(6.5)	—	N.M.
Gains on sales of branches	—	2.0	N.M.
Total Revenue	233.5	227.4	3%
Provision	2.7	9.2	(71)%
Non-Interest Expenses	138.4	131.3	5%
Net Income	$60.1	$56.3	7%

Diluted EPS	$.83	$.75	11%
ROA	1.99%	2.01%	(2) bps
ROE	24.70%	24.68%	2 bps

N.M. Not meaningful

45.)                           Power ProfitsSM

		YTD 2003
Average Balance ($ millions)	Balance	Income*	% Profit
Commercial Lending	$2,287	$5,602	9%
Consumer Lending	3,285	10,608	18
Leasing and Equipment Finance	1,039	7,523	13
Mortgage Banking	251	(936)	(2)
Total Power Assets®	$6,862	22,797	38

Traditional Branches (151)	$6,156	16,410	27
Supermarket Branches (241)	1,547	4,576	8
Total Power Liabilities®	$7,703	20,986	35
Total Power Assets & Liabilities		43,783	73
Equity		6,260	10
Total Power Businesses		50,043	83
Treasury Services and Other		10,084	17
Total Net Income		$60,127	100%

*                                         Profit center net income ($ in 000s)

46.)                           TCF vs. Top 50 Banks*

Quarter-ended December 31, 2002

	TCF(1)	Top 50 Banks Average
ROA	1.97%	1.39%

	TCF(2)	Top 50 Banks Average

ROE	25.17%	16.19%

*                                         Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/02

Source:  Keefe, Bruyette & Woods, Inc.

(1)                                  TCF ranked #6

(2)                                  TCF ranked #3

47.)                           TCF vs. Top 50 Banks*

Quarter-ended December 31, 2002

	TCF(1)	Top 50 Banks Average

Net Charge-Offs	16bps	72bps

*                                         Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/02

Source:  Keefe, Bruyette & Woods, Inc.

(1)                                  TCF ranked #4

48.)                           TCF vs. Top 50 Banks*

Quarter-ended December 31, 2002

	TCF	Top 50 Banks Average
Net Interest Margin	4.59%	3.92%

	TCF	Top 50 Banks Average
Price/Estimated EPS	12.49x	12.19x

*                                         Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/02

Source:  Keefe, Bruyette & Woods, Inc. (NIM) and Thomson Financial/Carson (P/E, IBES mean)

49.)                           Return to Shareholders(1) +21%*

	Index Value
Period Ending	12/31/1992	12/31/1993	12/31/1994	12/31/1995	12/31/1996	12/31/1997

TCF Financial Corporation	$100.00	$119.78	$149.60	$246.31	$329.98	$524.74
S&P 500	$100.00	$110.08	$111.53	$153.44	$188.52	$257.40
SNL All Bank & Thrift Index	$100.00	$110.97	$108.52	$168.94	$234.17	$444.05

	Index Value
Period Ending	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	3/31/2003

TCF Financial Corporation	$382.17	$403.79	$745.24	$821.60	$766.44	$707.73
S&P 500	$323.21	$391.23	$355.59	$313.36	$243.77	$236.07
SNL All Bank & Thrift Index	$381.57	$365.04	$440.98	$447.49	$420.48	$408.15

(1)                                  Assumes $100 invested December 31, 1992 with dividends reinvested

*                                         Annualized return since 12/31/92

Source:  SNL Securities LC

50.)                           Cautionary Statement

This investor presentation contains “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage banking business, which could adversely affect earnings; results of litigation or other significant uncertainties.  Investors should consult TCF’s Annual Report to Shareholders and periodic reports on Forms 10-Q, 10-K and 8-K for additional important information about the Company.

51.)                           NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividends Paid
Dec-92	$7.25	$.12
Dec-93	$8.50	$.17
Dec-94	$10.31	$.25
Dec-95	$16.56	$.30
Dec-96	$21.75	$.36
Dec-97	$33.94	$.47
Dec-98	$24.19	$.61
Dec-99	$24.88	$.73
Dec-00	$44.56	$.83
Dec-01	$47.98	$1.00
Dec-02	$43.69	$1.15
Mar-03	$40.04	$1.30	(annualized)

52.)                           Tangible Equity : Total Assets

	3/01	6/01	9/01	12/01	3/02	6/02	9/02	12/02	3/03
	(Percent)

Tangible Equity	6.19%	6.28%	6.32%	6.71%	6.87%	6.65%	6.66%	6.75%	6.75%

53.)                           Risk Based Capital

	3/02	6/02	9/02	12/02	3/03
	($ millions)
Actual	$847	$814	$829	$851	$864
Minimum Requirement	$592	$601	$615	$622	$623
Well Capitalized	$740	$752	$769	$777	$779

Tier 1:	10.42%	9.83%	9.78%	9.96%	10.09%
Total:	11.44%	10.83%	10.77%	10.95%	11.09%

54.)                           Power Assets®

	March 31, 2003
($ millions)	MN/CO	Lakeshore	Michigan	Consolidated

Commercial real estate	$702	$509	$647	$1,858
Change*	2%	14%	10%	8%
Commercial business	224	106	117	447
Change*	8%	21%	(19)%	2%
Consumer	1,393	1,168	576	3,137
Change*	20%	25%	23%	22%
Leasing and equipment finance	—	—	—	1,043
Change*	—%	—%	—%	8%
Total	$2,319	$1,783	$1,340	$6,485
Change*	13%	22%	12%	14%

*                                         Change from March 31, 2002

55.)                           Leasing and Equipment Finance

Power Assets®

($ 000s)	3/31/03	12/31/02	Change
Technology and data processing	$275,247	$291,091	$(15,844)
Specialty vehicle	152,596	149,997	2,599
Manufacturing	152,356	140,014	12,342
Trucks and trailers	106,320	113,587	(7,267)
Construction	98,190	87,857	10,333
Furniture and fixtures	58,637	62,153	(3,516)
Printing	33,721	31,181	2,540
Material handling	23,564	24,749	(1,185)
Aircraft	24,720	23,420	1,300
Medical	21,704	23,378	(1,674)
Other	95,608	91,613	3,995
Total	$1,042,663	$1,039,040	$3,623

56.)                           Leasing and Equipment Finance

Summary of Operations

	Three months ended March 31,
($ 000s)	2003	2002	Change
Net interest income	$10,452	$10,464	$(12)
Provision for credit losses	1,726	3,849	(2,123)
Non-interest income	13,607	14,975	(1,368)
Non-interest expense	10,366	9,786	580
Income tax expense	4,444	4,336	108
Net Income	$7,523	$7,468	$55

57.)                           Leasing and Equipment Finance

Credit Quality

Over 30-day delinquency as a percentage of portfolio at:	3/31/03	12/31/02
Middle market	.77%	1.26%
Winthrop	—	—
Wholesale	.25	.42
Small ticket	.92	.41
Leveraged leases	—	—
Truck and trailer	7.02	4.72
Total	1.01	1.00

58.)                           Net Charge-offs by Business Line

	1Q03		1Q02
($ 000s)	$	%*	$	%*
Consumer	$1,045.14%		$915.15%
Commercial real estate	2	—	439.10
Commercial business	(84)	(.08)	4,996	4.63
Leasing and equipment finance:
Leasing and equipment finance without truck and trailer	789.33		850.42
Truck and trailer	182.76		1,528	4.37
Total leasing and equipment finance	971.37		2,378.99
Subtotal	1,934.12		8,728.62
Residential real estate	(29)	(.01)	(2)	—
Total	$1,905.09		$8,726.43

*                                         Annualized

59.)                           TCF Express Card

•                                      11th largest U.S. Visa debit card issuer(1)

•                                      7.3 million average transactions per month in 1Q03

•                                      19.3% increase in the number of customer purchases(2)

•                                      15% increase in the number of TCF Express Cards(2)

•                                      Interchange revenue of $12.9 million in 1Q03, an increase of 28%(2)

•                                      Percentage of active Express Card users was 53.7% in 1Q03, up from 52.3% in 1Q02

•                                      Average number of transactions per month increased to 11.9 in 1Q03, up from 11.1 in 1Q02

•                                      19.9 million phone minutes awarded for TCF Express Card usage in 1Q03; 70.9 million minutes awarded in 2002

(1)                                  Source:  Visa, at December 31, 2002;  ranked by sales volume

(2)                                  1Q03 vs. 1Q02

60.)                           Total Market Returns*

At March 31, 2003

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	(21.88)%	21.94%	6.09%	20.33%
S&P Bank Composite	(16.03)%	.17%	(4.59)%	8.79%
S&P MidCap Index	(23.45)%	(5.40)%	3.27%	11.09%
Dow Jones Industrial Average	(21.57)%	(8.21)%	(.19)%	11.03%
S&P 500 Index	(24.76)%	(16.09)%	(3.77)%	8.53%

*                                         Assumes dividend reinvestment

Source:  Sit Investment Associates, Inc.

Glossary of Terms

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fee Revenue Per Retail Checking Account

Fees or charges accumulated under the normal usage of a retail checking account.

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificate deposits.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Tangible Equity

Total stockholders’ equity less goodwill and deposit based intangibles.

Top-Line Revenue

Net interest income plus Fees and Other Revenue.